                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):  April 19, 1994



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware                   1-6214               No. 13-2553920
 (State or other jurisdiction     (Commission File         (IRS Employer
       of incorporation)              Number)            Identification No.)


             420 Montgomery Street, San Francisco, California 94163
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  (415) 477-1000


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5:  OTHER EVENTS

Attached is the Press Release announcing Wells Fargo & Company's financial results for the quarter ended March 31, 1994. Final financial statements with additional analyses will be filed as part of the Company's Form 10-Q in May 1994.










                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 19, 1994.



                                 WELLS FARGO & COMPANY




                                 By:  FRANK A. MOESLEIN
                                      ----------------------------------
                                      Frank A. Moeslein
                                      Executive Vice President
                                        and Controller

FOR IMMEDIATE RELEASE
- --------------------
Tues., Apr. 19, 1994


WELLS FARGO REPORTS FIRST QUARTER EARNINGS OF $202 MILLION;
PER SHARE EARNINGS $3.41 VS. $1.72 A YEAR AGO


       Wells Fargo & Co. (NYSE:WFC) today reported net income of $202 million for the first quarter of 1994, compared with $108 million for the first quarter of 1993, an increase of 87 percent. Per share earnings for the first quarter of 1994 were $3.41, compared with $1.72 in the first quarter of 1993. First quarter 1994 results were higher than a year ago, primarily due to a lower loan loss provision.

       Return on average assets (ROA) was 1.60 percent and return on average common equity (ROE) was 21.09 percent in the first quarter of 1994. In the year-ago period, ROA was .86 percent and ROE was 12.10 percent.

       Net interest income on a taxable-equivalent basis was $642 million in the first quarter of 1994, a decline of 5 percent from $679 million a year ago.
This decline resulted from both a lower average loan balance and a lower net interest margin.

       The company's net interest margin for the first quarter of 1994 was
5.56 percent, down from 5.90 percent in the same quarter of 1993. The decrease was primarily due to lower yields on earning assets. However, loan balances rose by 1 percent, to $33.452 billion, between December 31, 1993 and March 31, 1994. This is the first quarterly increase in loan balances since 1990.

       "We are encouraged by the new business activity and strong profitability we've seen during the past three months," said Carl E. Reichardt, chairman. "The California economy seems to be stabilizing and we have seen increased loan demand in the first quarter."

       Noninterest income in the first quarter of 1994 was $300 million, compared with $259 million in the same quarter of 1993, an increase of 16 percent. A significant portion of this increase was due to a $17 million growth in service charges on deposit accounts.

       Noninterest expense in the first quarter of 1994 was $523 million, down 3 percent from $539 million in the same quarter of 1993. The decrease primarily resulted from a decline in foreclosed assets expense.


                                    -more-

Wells Earnings                        -4-



       The provision for loan losses in the first quarter of 1994 was $60 million, compared with $210 million in the first quarter of 1993. Continued improvement in the company's loan portfolio resulted in the reduction of the provision.

       Net charge-offs in the first quarter of 1994 totaled $61 million, or .74 percent of average total loans (annualized). The largest category of net charge-offs was credit card loans ($35 million). For the first quarter of 1993, net charge-offs totaled $155 million, or 1.75 percent of average total loans (annualized). The largest categories of net charge-offs were real estate mortgage loans other than 1-4 family ($58 million), credit card loans ($42 million) and real estate construction loans ($24 million).

       At March 31, 1994, the allowance for loan losses equaled 6.34 percent of total loans, compared with 6.41 percent at December 31, 1993 and 6.04 percent at March 31, 1993.

       At March 31, 1994, total nonaccrual and restructured loans decreased to $900 million (2.7 percent of total loans), of which an estimated 41 percent were current as to payment of principal and interest. This compares with $1.200 billion (3.6 percent of total loans) at December 31, 1993, of which an estimated 50 percent were current, and $1.974 billion (5.6 percent of total loans) at March 31, 1993, of which an estimated 52 percent were current. The estimated average cash yield on the average nonaccrual loans outstanding in the first quarter of 1994 was 8.5 percent, 9.0 percent last quarter and 6.9 percent in the first quarter of 1993. Foreclosed assets were $354 million at March 31, 1994, compared with $348 million at December 31, 1993 and $510 million at March 31, 1993.

       At March 31, 1994, the company's preliminary risk-based capital ratios were 14.85 percent for total risk-based capital and 10.25 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. At December 31, 1993, these risk-based capital ratios were 15.12 percent and 10.48 percent, respectively. The decrease in total and Tier 1 risk-based capital ratios between December 31, 1993 and March 31, 1994 resulted primarily from the redemption of $150 million in Series A preferred stock (at its liquidation preference carrying amount) on March 21, 1994 and secondarily from the repurchase of 555,853 shares of common stock during the quarter. At March 31, 1993, the company's total risk-based capital ratio was
13.67 percent and the Tier 1 risk-based capital ratio was 8.78 percent. The ratio of common equity to total assets at March 31, 1994 was 7.09 percent, compared with 7.00 percent at December 31, 1993 and 6.37 percent at March 31, 1993.

                                      ###

Wells Earnings                        -5-



Wells Earnings

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA -- NEWS RELEASE

- --------------------------------------------------------------------------------------------------------------
                                                                                                      % Change
                                                                         Quarter ended     March 31, 1994 from
                                                    ----------------------------------     -------------------
                                                    MARCH 31,     Dec. 31,    March 31,    Dec. 31,   March 31,
(in millions)                                           1994         1993         1993        1993        1993
- --------------------------------------------------------------------------------------------------------------
FOR THE QUARTER
Net income                                          $    202     $    190     $    108           6 %        87 %
Per common share
  Net income                                        $   3.41     $   3.18     $   1.72           7          98
  Dividends declared                                    1.00          .75          .50          33         100

Average common shares outstanding                         56           56           55          --           2

Profitability ratios (annualized)
  Net income to average total assets (ROA)              1.60%        1.46%         .86%         10          86
  Net income applicable to common stock to
    average common stockholders' equity (ROE)          21.09        19.85        12.10           6          74

Average loans                                       $ 32,848     $ 33,149     $ 35,836          (1)         (8)
Average assets                                        51,220       51,597       50,961          (1)          1
Average core deposits                                 40,385       40,691       40,386          (1)         --

Net interest margin                                     5.56%        5.69%        5.90%         (2)         (6)

AT QUARTER END
Investment securities                               $ 13,766     $ 13,058     $ 10,685           5          29
Loans                                                 33,452       33,099       35,152           1          (5)
Allowance for loan losses                              2,121        2,122        2,122          --          --
Assets                                                52,176       52,513       51,155          (1)          2
Core deposits                                         41,145       41,291       40,628          --           1
Common stockholders' equity                            3,700        3,676        3,257           1          14
Stockholders' equity                                   4,189        4,315        3,896          (3)          8

Capital ratios
  Common stockholders' equity to assets                 7.09%        7.00%        6.37%          1          11
  Stockholders' equity to assets                        8.03         8.22         7.62          (2)          5
  Risk-based capital(1)
    Tier 1 capital                                     10.25        10.48         8.78          (2)         17
    Total capital                                      14.85        15.12        13.67          (2)          9
  Leverage(1)                                           7.35         7.39         6.65          (1)         11

Book value per common share                         $  66.87     $  65.87     $  58.72           2          14

COMMON STOCK PRICE
High                                                $147-1/2     $133         $109-1/2          11          35
Low                                                  127-5/8      105-7/8       75-1/2          21          69
Quarter end                                          139-3/8      129-3/8      108-5/8           8          28

- --------------------------------------------------------------------------------------------------------------

(1) The March 31, 1994 ratios are preliminary.

Wells Earnings                        -6-



   Wells Fargo & Company and Subsidiaries
   CONSOLIDATED STATEMENT OF INCOME

- ----------------------------------------------------------------------------------
                                                                 Quarter
                                                          ended March 31,
                                                         ---------------         %
     (in millions)                                       1994       1993    Change
- ----------------------------------------------------------------------------------
     INTEREST INCOME
 (1) Loans                                               $705       $814       (13)%
 (2) Investment securities                                185        152        22
     Federal funds sold and securities purchased
 (3)   under resale agreements                              4          4        --
 (4) Other                                                  1         --        --
                                                         ----       ----
 (5)     Total interest income                            895        970        (8)
                                                         ----       ----
     INTEREST EXPENSE
 (6) Deposits                                             196        232       (16)
     Federal funds purchased and securities sold
 (7)   under repurchase agreements                          8          7        14
 (8) Commercial paper and other short-term borrowings       1          2       (50)
 (9) Senior and subordinated debt                          48         51        (6)
                                                         ----       ----
(10)     Total interest expense                           253        292       (13)
                                                         ----       ----
(11) NET INTEREST INCOME                                  642        678        (5)
(12) Provision for loan losses                             60        210       (71)
                                                         ----       ----
     Net interest income after
(13)   provision for loan losses                          582        468        24
                                                         ----       ----
     NONINTEREST INCOME
(14) Service charges on deposit accounts                  117        100        17
(15) Fees and commissions                                  85         88        (3)
(16) Trust and investment services income                  50         46         9
(17) Investment securities gains                            4         --        --
(18) Other                                                 44         25        76
                                                         ----       ----
(19)     Total noninterest income                         300        259        16
                                                         ----       ----
     NONINTEREST EXPENSE
(20) Salaries                                             189        183         3
(21) Employee benefits                                     57         55         4
(22) Net occupancy                                         55         53         4
(23) Equipment                                             39         34        15
(24) Federal deposit insurance                             26         32       (19)
(25) Other                                                157        182       (14)
                                                         ----       ----
(26)     Total noninterest expense                        523        539        (3)
                                                         ----       ----
     INCOME BEFORE INCOME TAX
(27)   EXPENSE                                            359        188        91
(28) Income tax expense                                   157         80        96
                                                         ----       ----

(29) NET INCOME                                         $ 202      $ 108        87 %
                                                         ====       ====       ===

     NET INCOME APPLICABLE TO
(30)   COMMON STOCK                                     $ 190      $  95       100 %
                                                         ====       ====       ===

     PER COMMON SHARE
(31) Net income                                         $3.41      $1.72        98 %
                                                         ====       ====       ===

(32) Dividends declared                                 $1.00      $ .50       100 %
                                                         ====       ====       ===

(33) Average common shares outstanding                     56         55         2 %
                                                         ====       ====       ===
- ----------------------------------------------------------------------------------

   Wells Earnings                     -7-



   Wells Fargo & Company and Subsidiaries
   CONSOLIDATED BALANCE SHEET

- ------------------------------------------------------------------------------------------------------------------------
                                                                                                                % Change
                                                                                                      Mar. 31, 1994 from
                                                                                                      ------------------
                                                               MAR. 31,     Dec. 31,     Mar. 31,     Dec. 31,   Mar. 31,
     (in millions)                                                1994         1993         1993         1993       1993
- ------------------------------------------------------------------------------------------------------------------------

     ASSETS
 (1) Cash and due from banks                                   $ 2,702      $ 2,644      $ 2,488            2 %        9 %
     Investment securities:
 (2)   At cost (estimated fair value $10,606, $9,978
         and $10,906)                                           10,710        9,887       10,685            8         --
 (3)   At fair value                                             3,056        3,171           --           (4)        --
                                                               -------      -------      -------
 (4)     Total investment securities                            13,766       13,058       10,685            5         29
     Federal funds sold and securities
 (5)   purchased under resale agreements                           126        1,668          499          (92)       (75)

 (6) Loans                                                      33,452       33,099       35,152            1         (5)
 (7) Allowance for loan losses                                   2,121        2,122        2,122           --         --
                                                               -------      -------      -------
 (8)     Net loans                                              31,331       30,977       33,030            1         (5)
                                                               -------      -------      -------

 (9) Due from customers on acceptances                              66           70           74           (6)       (11)
(10) Accrued interest receivable                                   314          297          337            6         (7)
(11) Premises and equipment, net                                   888          898          924           (1)        (4)
(12) Goodwill                                                      468          477          513           (2)        (9)
(13) Other assets                                                2,515        2,424        2,605            4         (3)
                                                               -------      -------      -------

(14)     Total assets                                          $52,176      $52,513      $51,155           (1)%        2 %
                                                               =======      =======      =======           ===       ===
     LIABILITIES
(15) Noninterest-bearing deposits                              $ 9,611      $ 9,719      $ 8,568           (1)%       12 %
(16) Interest-bearing deposits                                  31,993       31,925       32,406           --         (1)
                                                               -------      -------      -------
(17)     Total deposits                                         41,604       41,644       40,974           --          2
     Federal funds purchased and securities
(18)   sold under repurchase agreements                          1,532        1,079          952           42         61
(19) Commercial paper and other short-term borrowings              156          188          171          (17)        (9)
(20) Acceptances outstanding                                        66           70           74           (6)       (11)
(21) Accrued interest payable                                       98           63          120           56        (18)
(22) Other liabilities                                           1,011          933          862            8         17
(23) Senior debt                                                 2,074        2,256        2,224           (8)        (7)
(24) Subordinated debt                                           1,446        1,965        1,882          (26)       (23)
                                                               -------      -------      -------

(25)     Total liabilities                                      47,987       48,198       47,259           --          2
                                                               -------      -------      -------

     STOCKHOLDERS' EQUITY
(26) Preferred stock                                              489           639          639          (23)       (23)
     Common stock - $5 par value,
       authorized 150,000,000 shares;
       issued and outstanding 55,337,248 shares,
(27)   55,812,592 shares and 55,475,281 shares                    277           279          277           (1)        --
(28) Additional paid-in capital                                   485           551          525          (12)        (8)
(29) Retained earnings                                          2,963         2,829        2,459            5         20
(30) Cumulative foreign currency translation adjustments           (4)           (4)          (4)          --         --
(31) Investment securities valuation allowance                    (21)           21           --           --         --
                                                              -------       -------      -------

(32)     Total stockholders' equity                             4,189         4,315        3,896           (3)         8
                                                              -------       -------      -------

(33)     Total liabilities and stockholders' equity           $52,176       $52,513      $51,155           (1)%        2 %
                                                              =======       =======      =======          ===        ===


Wells Earnings                        -8-



Wells Fargo & Company and Subsidiaries

CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY

- -------------------------------------------------------------------------------------------
                                                                     Quarter ended March 31,
                                                                     ----------------------
(in millions)                                                          1994            1993
- -------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER                                        $4,315          $3,809
Net income                                                              202             108
Common stock issued under employee benefit and
  dividend reinvestment plans                                             8              20
Preferred stock redeemed                                               (150)             --
Common stock repurchased                                                (76)             --
Preferred stock dividends                                               (12)            (13)
Common stock dividends                                                  (56)            (28)
Change in investment securities valuation allowance                     (42)             --
                                                                     ------          ------
BALANCE, END OF QUARTER                                              $4,189          $3,896
                                                                     ======          ======
- -------------------------------------------------------------------------------------------


LOANS
- -------------------------------------------------------------------------------------------
                                                    MARCH 31,     December 31,     March 31,
(in millions)                                           1994             1993          1993
- -------------------------------------------------------------------------------------------
Commercial (1)                                       $ 6,934          $ 6,912       $ 7,505
Real estate 1-4 family first mortgage                  8,180            7,458         6,567
Other real estate mortgage                             8,160            8,286         9,925
Real estate construction                                 923            1,110         1,367
Consumer:
  Real estate 1-4 family junior lien mortgage          3,412            3,583         4,053
  Credit card                                          2,556            2,600         2,640
  Other revolving credit and monthly payment           1,988            1,920         1,914
                                                     -------          -------       -------
     Total consumer                                    7,956            8,103         8,607
Lease financing                                        1,253            1,212         1,180
Foreign                                                   46               18             1
                                                     -------          -------       -------

     Total loans                                     $33,452          $33,099       $35,152
                                                     =======          =======       =======
- -------------------------------------------------------------------------------------------

(1) Includes loans to real estate developers of $491 million, $505 million and $657 million at March 31, 1994, December 31, 1993 and March 31, 1993, respectively.

    Wells Earnings                   -9-



Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

- -------------------------------------------------------------------------------------------
                                                                              Quarter ended
                                                    ---------------------------------------
                                                    MARCH 31,     December 31,     March 31,
(in millions)                                           1994             1993          1993
- -------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER                         $2,122           $2,123        $2,067

Provision for loan losses                                 60               80           210

Loan charge-offs:
  Commercial (1)                                         (25)             (29)          (29)
  Real estate 1-4 family first mortgage                   (5)              (8)           (5)
  Other real estate mortgage                             (13)             (21)          (66)
  Real estate construction                                (4)             (13)          (24)
  Consumer:
    Real estate 1-4 family junior lien mortgage           (8)              (9)           (8)
    Credit card                                          (40)             (40)          (47)
    Other revolving credit and monthly payment            (8)              (9)          (13)
                                                      ------           ------        ------
      Total consumer                                     (56)             (58)          (68)
  Lease financing                                         (4)              (5)           (5)
                                                      ------           ------        ------
      Total loan charge-offs                            (107)            (134)         (197)
                                                      ======           ======        ======
Loan recoveries:
  Commercial (2)                                           8               22            22
  Real estate 1-4 family first mortgage                    3               --            --
  Other real estate mortgage                              10               16             8
  Real estate construction                                 5                3            --
  Consumer:
    Real estate 1-4 family junior lien mortgage            1                1             1
    Credit card                                            5                6             5
    Other revolving credit and monthly payment             3                3             3
                                                      ------           ------        ------
      Total consumer                                       9               10             9
  Lease financing                                         11                2             3
                                                      ------           ------        ------
      Total loan recoveries                               46               53            42
                                                      ------           ------        ------
            Total net loan charge-offs                   (61)             (81)         (155)
                                                      ------           ------        ------

BALANCE, END OF QUARTER                               $2,121           $2,122        $2,122
                                                      ======           ======        ======
Total net loan charge-offs as a percentage
  of average total loans (annualized)                    .74%             .97%         1.75%
                                                      ======           ======        ======
Allowance as a percentage of total loans                6.34%            6.41%         6.04%
                                                      ======           ======        ======
- -------------------------------------------------------------------------------------------

(1) Includes charge-offs of loans to real estate developers of $10 million, $15 million and
    $4 million in the quarters ended March 31, 1994, December 31, 1993 and March 31, 1993, respectively.
(2) Includes recoveries from loans to real estate developers of none, $1 million and
    $1 million in the quarters ended March 31, 1994, December 31, 1993 and March 31, 1993, respectively.

Wells Earnings                        -10-



Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS

- -------------------------------------------------------------------------------------------
                                                    MARCH 31,     December 31,     March 31,
(in millions)                                           1994             1993          1993
- -------------------------------------------------------------------------------------------
Nonaccrual loans:
  Commercial (1)                                      $  165           $  252        $  558
  Real estate 1-4 family first mortgage                   90               99            97
  Other real estate mortgage                             413              578         1,071
  Real estate construction                               202              235           204
  Consumer:
    Real estate 1-4 family junior lien mortgage           22               27            30
    Other revolving credit and monthly payment             3                3             6
                                                      ------           ------        ------

         Total nonaccrual loans                          895            1,194         1,966

Restructured loans                                         5                6             8
                                                      ------           ------        ------

Nonaccrual and restructured loans                        900            1,200         1,974
As a percentage of total loans                           2.7%             3.6%          5.6%

Foreclosed assets (2)                                    354              348           510
Real estate investments (3)                               11               15            26
                                                      ------           ------        ------

Total nonaccrual and restructured loans
  and other assets                                    $1,265           $1,563        $2,510
                                                      ======           ======        ======

- -------------------------------------------------------------------------------------------

(1) Includes loans to real estate developers of $47 million, $91 million and $64 million at March 31, 1994, December 31, 1993 and March 31, 1993, respectively.
(2) Excludes in-substance foreclosures of $99 million reclassified to nonaccrual loans at
    June 30, 1993 due to clarification of criteria used in determining when a loan is in-substance foreclosed.  Complete information is not available for prior periods;
    however, any ISFs that would be reclassified in prior periods would not be materially higher than $99 million.
(3) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans.
    Real estate investments totaled $29 million, $34 million and $56 million at March 31,
    1994, December 31, 1993 and March 31, 1993, respectively.



QUARTERLY TREND OF CHANGES IN NONACCRUAL LOANS (1)
- -------------------------------------------------------------------------------------------
                                         MARCH 31,  Dec. 31,  Sept. 30,  June 30,  March 31,
(in millions)                                1994      1993       1993      1993       1993
- -------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER              $1,194    $1,696     $1,898    $1,966     $2,134
New loans placed on nonaccrual                 52       113        195       264        249
Charge-offs                                   (35)      (55)       (90)      (71)      (109)
Payments                                     (121)     (309)      (188)     (144)      (156)
Transfers to foreclosed assets                (37)      (64)       (32)     (104)       (41)
Transfers from foreclosed assets (2)           --        --         --        99         --
Loans returned to accrual                    (157)     (188)       (81)     (107)       (82)
Loans sold                                     (3)       --         (2)       (5)       (26)
Other additions (deductions)                    2         1         (4)       --         (3)
                                           ------    ------     ------    ------     ------

BALANCE, END OF QUARTER                    $  895    $1,194     $1,696    $1,898     $1,966
                                           ======    ======     ======    ======     ======
- -------------------------------------------------------------------------------------------

(1) The March 31, 1994 amounts are preliminary.
(2) Reclassification due to clarification of criteria used in determining when a loan is in-substance foreclosed.

Wells Earnings                          -11-



Wells Fargo & Company and Subsidiaries
NONACCRUAL LOANS BY PERFORMANCE CATEGORY (1)

- ----------------------------------------------------------------------------------------------------------
                                                                                             Cash interest
                                                           Cumulative                 payments applied as:
                                                                 cash               ----------------------
                                    Book                     interest  Contractual               Reduction
                               principal     Cumulative    applied to    principal  Interest            of
(in millions)                    balance  charge-offs(6)  principal(6)     balance  income(7)  principal(7)
- ----------------------------------------------------------------------------------------------------------
                                                                    MARCH 31, 1994      FIRST QUARTER 1994
                               ---------------------------------------------------  ----------------------
Contractually past due (2):
  Payments not made (3):
    90 days or more past due      $  136           $  4         $  --       $  140       $--           $--
    Less than 90 days past due         4              6            --           10        --            --
                                  ------           ----         -----       ------       ---           ---
                                     140             10            --          150        --            --
                                  ------           ----         -----       ------       ---           ---
  Payments made (4):
    90 days or more past due         270            127            38          435        --             4
    Less than 90 days past due       122             61            36          219         1             1
                                  ------           ----         -----       ------       ---           ---
                                     392            188            74          654         1             5
                                  ------           ----         -----       ------       ---           ---
      Total past due                 532            198            74          804         1             5

Contractually current (5)            363            102            55          520         2             7
                                  ------           ----         -----       ------       ---           ---
Total nonaccrual loans            $  895           $300          $129       $1,324       $ 3           $12
                                  ======           ====         =====       ======       ===           ===

- ----------------------------------------------------------------------------------------------------------
                                                                 December 31, 1993     Fourth quarter 1993
                               ---------------------------------------------------  ----------------------
Contractually past due (2):

  Payments not made (3):
    90 days or more past due      $  161           $ 22         $  --       $  183       $--           $--
    Less than 90 days past due        23             --            --           23        --            --
                                  ------           ----         -----       ------       ---           ---
                                     184             22            --          206        --            --
                                  ------           ----         -----       ------       ---           ---
  Payments made (4):
    90 days or more past due         329            171            41          541        --             6
    Less than 90 days past due        86             29            16          131        --             2
                                  ------           ----         -----       ------       ---           ---
                                     415            200            57          672        --             8
                                  ------           ----         -----       ------       ---           ---
       Total past due                599            222            57          878        --             8

Contractually current (5)            595            214           120          929         1            14
                                  ------           ----         -----       ------       ---           ---
Total nonaccrual loans            $1,194           $436          $177       $1,807       $ 1           $22
                                  ======           ====         =====       ======       ===           ===
- ----------------------------------------------------------------------------------------------------------

(1) There can be no assurance that individual borrowers will continue to perform at the level indicated or that the performance characteristics will not change significantly.  The March 31, 1994 amounts are preliminary.
(2) Contractually past due is defined as a borrower whose loan principal or interest payment is 30 days or more past due.
(3) Borrower has made no payments since being placed on nonaccrual.
(4) Borrower has made some payments since being placed on nonaccrual.  Approximately $283 million and
    $314 million of these loans had some payments made on them during the first quarter of 1994 and the fourth quarter of 1993, respectively.
(5) Contractually current is defined as a loan for which principal and interest are being paid in accordance with the terms of the loan.  Approximately $52 million and $113 million of loans, both current and past due, were placed on nonaccrual in the first quarter of 1994 and the fourth quarter of
    1993, respectively, of which approximately $2 million and $15 million were contractually current at
    March 31, 1994 and December 31, 1993, respectively.  All of the contractually current loans were placed on nonaccrual due to uncertainty of receiving full timely collection of interest or principal.
(6) Cumulative amounts recorded since inception of the loan.
(7) Includes only those interest payments received subsequent to a borrower being placed on nonaccrual.
    Therefore, these amounts do not include interest received before these loans were placed on nonaccrual.
    There were no interest payments received that were recorded as recoveries on partially charged-off loans because payments on such loans were applied as a reduction of loan principal or recognized as interest income.

Wells Earnings                        -12-



  Wells Fargo & Company and Subsidiaries
  NONINTEREST INCOME

  --------------------------------------------------------------------------------
                                                           Quarter ended
                                                                March 31,
                                                         ---------------         %
  (in millions)                                          1994       1993    Change
  --------------------------------------------------------------------------------
  Service charges on deposit accounts                    $117       $100        17 %
  Fees and commissions:
    Credit card membership and other credit card fees      16         17        (6)
    Debit and credit card merchant fees                    12         19       (37)
    Charges and fees on loans                              10         11        (9)
    Mutual fund and annuity sales fees                      9         11       (18)
    Shared ATM network fees                                 9          9        --
    All other                                              29         21        38
                                                         ----       ----
       Total fees and commissions                          85         88        (3)
  Trust and investment services income:
    Asset management and custody fees                      31         31        --
    Mutual fund management fees                            11          8        38
    All other                                               8          7        14
                                                         ----       ----
       Total trust and investment services income          50         46         9
  Investment securities gains                               4         --        --
  Income from equity investments accounted for by the:
    Equity method                                           9          8        13
    Cost method                                             8         14       (43)
  Check printing charges                                   10          9        11
  Gains from dispositions of operations                    10         --        --
  Real estate investment gains (losses)                     2         (7)       --
  Gains on sales of loans                                   1          3       (67)
  All other                                                 4         (2)       --
                                                         ----       ----

       Total                                             $300       $259        16 %
                                                         ====       ====        ==
  --------------------------------------------------------------------------------

  NONINTEREST EXPENSE

  --------------------------------------------------------------------------------
                                                           Quarter ended
                                                                March 31,
                                                         ---------------         %
  (in millions)                                          1994       1993    Change
  --------------------------------------------------------------------------------
  Salaries                                               $189       $183         3 %
  Employee benefits                                        57         55         4
  Net occupancy                                            55         53         4
  Equipment                                                39         34        15
  Federal deposit insurance                                26         32       (19)
  Contract services                                        19         12        58
  Certain identifiable intangibles                         16         23       (30)
  Advertising and promotion                                15         15        --
  Operating losses                                         14         16       (13)
  Telecommunications                                       11         11        --
  Postage                                                  11         11        --
  Outside professional services                             9         10       (10)
  Goodwill                                                  9         10       (10)
  Check printing                                            8          9       (11)
  Stationery and supplies                                   7          7        --
  Travel and entertainment                                  7          6        17
  Foreclosed assets                                         6         26       (77)
  Escrow and collection agency fees                         5          7       (29)
  Security                                                  5          5        --
  Outside data processing                                   3          4       (25)
  All other                                                12         10        20
                                                         ----       ----

       Total                                             $523       $539        (3)%
                                                         ====       ====        ==
  --------------------------------------------------------------------------------

Wells Earnings                        -13-



  Wells Fargo & Company and Subsidiaries
  AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)

     ------------------------------------------------------------------------------------------------------------------
                                                                                                          Quarter ended
                                                                -------------------------------------------------------
                                                                           MARCH 31, 1994                March 31, 1993
                                                                -------------------------     -------------------------
                                                                                 Interest                      Interest
                                                                Average  Yields/   income/    Average  Yields/   income/
     (in millions)                                              balance   rates   expense     balance   rates   expense
     ------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Investment securities:
       At cost:
 (1)     U.S. Treasury securities                               $ 2,575    4.88%      $31     $ 2,155    5.24%     $ 28
         Securities of U.S. government agencies
 (2)       and corporations                                       6,163    6.13        95       7,448    6.55       122
 (3)     Obligations of states and political subdivisions            18      --        --          24      --        --
 (4)     Private collateralized mortgage obligations                950    5.24        12          --      --        --
 (5)     Other securities                                           117    5.46         2         147    5.38         2
                                                                -------               ---     -------               ---
 (6)       Total investment securities at cost                    9,823    5.71       140       9,774    6.25       152
      At fair value (2):
        Securities of U.S. government agencies
 (7)      and corporations                                        1,681    6.02        25          --      --        --
 (8)    Private collateralized mortgage obligations               1,289    5.45        18          --      --        --
 (9)    Other securities                                             83   14.09         2          --      --        --
                                                                -------               ---     -------               ---
(10)      Total investment securities at fair value               3,053    5.90        45          --      --        --
                                                                -------               ---     -------               ---
(11)        Total investment securities                          12,876    5.76       185       9,774    6.25       152
      Federal funds sold and securities purchased
(12)    under resale agreements                                     576    3.16         4         537    3.29         4
      Loans:
(13)    Commercial                                                6,629    8.91       146       7,693    9.69       184
(14)    Real estate 1-4 family first mortgage                     7,766    6.94       135       6,681    8.52       142
(15)    Other real estate mortgage                                8,157    8.37       168      10,042    7.87       196
(16)    Real estate construction                                  1,059    8.32        22       1,492    9.00        33
        Consumer:
(17)      Real estate 1-4 family junior lien mortgage             3,494    7.27        63       4,103    7.52        77
(18)      Credit card                                             2,540   15.34        97       2,702   15.79       107
(19)      Other revolving credit and monthly payment              1,939    9.28        45       1,944    9.60        46
                                                                -------               ---     -------               ---
(20)        Total consumer                                        7,973   10.33       205       8,749   10.53       230
(21)    Lease financing                                           1,230    9.36        29       1,178   10.10        30
(22)    Foreign                                                      34      --        --           1      --        --
                                                                -------               ---     -------              ---
(23)          Total loans                                        32,848    8.65       705      35,836    9.15       815
(24)  Other                                                          52    6.00         1          --      --        --
                                                                -------               ---     -------               ---
(25)            Total earning assets                            $46,352    7.77       895     $46,147    8.47       971
                                                                =======               ---     =======               ---
      FUNDING SOURCES
      Interest-bearing liabilities:
        Deposits:
(26)      Interest-bearing checking                             $ 4,712     .98        11     $ 4,624    1.44        16
(27)      Savings deposits                                        2,565    1.99        13       2,913    2.41        17
(28)      Market rate savings                                    17,157    2.22        94      16,035    2.42        97
(29)      Savings certificates                                    7,042    4.14        72       8,716    4.43        95
(30)      Certificates of deposit                                   208    7.76         4         238    8.20         5
(31)      Other time deposits                                       104    6.56         2         122    6.67         2
(32)      Deposits in foreign offices                                56      --        --           7      --        --
                                                                -------               ---     -------               ---
(33)          Total interest-bearing deposits                    31,844    2.50       196      32,655    2.88       232
        Federal funds purchased and securities sold
(34)      under repurchase agreements                             1,077    3.05         8       1,083    2.80         7
(35)    Commercial paper and other short-term borrowings            150    3.00         1         222    2.95         2
(36)    Senior debt                                               2,202    4.52        25       2,193    5.03        27
(37)    Subordinated debt                                         1,678    5.59        23       1,878    5.16        24
                                                                -------               ---     -------               ---
(38)          Total interest-bearing liabilities                 36,951    2.78       253      38,031    3.11       292
(39)  Portion of noninterest-bearing funding sources              9,401      --        --       8,116      --        --
                                                                -------               ---     -------               ---
(40)            Total funding sources                           $46,352    2.21       253     $46,147    2.57       292
                                                                =======               ---     =======               ---
      Net interest margin and net interest income on
(41)    a taxable-equivalent basis (3)                                     5.56%     $642                5.90%     $679
                                                                          =====      ====               =====      ====
      NONINTEREST-EARNING ASSETS
(42)  Cash and due from banks                                   $ 2,557                       $ 2,416
(43)  Other                                                       2,311                         2,398
                                                                -------                       -------
                Total noninterest-earning assets                $ 4,868                       $ 4,814
                                                                =======                       =======
      NONINTEREST-BEARING FUNDING SOURCES
(44)  Deposits                                                  $ 8,909                       $ 8,098
(45)  Other liabilities                                           1,086                         1,008
(46)  Preferred stockholders' equity                                620                           639
(47)  Common stockholders' equity                                 3,654                         3,185
      Noninterest-bearing funding sources used to
(48)    fund earning assets                                      (9,401)                       (8,116)
                                                                -------                       -------
(49)            Net noninterest-bearing funding sources         $ 4,868                       $ 4,814
                                                                =======                       =======
(50)  TOTAL ASSETS                                              $51,220                       $50,961
                                                                =======                       =======

     ------------------------------------------------------------------------------------------------------------------
      (1) The average prime rate of Wells Fargo Bank was 6.02% and 6.00% for the quarters ended March 31, 1994 and 1993, respectively.  The average three-month London Interbank Offered Rate (LIBOR) was 3.57% and
          3.26% for the same quarters, respectively.
      (2) Yields are based on amortized cost balances.
      (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes.  The federal statutory tax rate was 35% and 34% for the quarters ended March 31, 1994 and 1993, respectively.